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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 18, 1997



                                CBS CORPORATION
                                ---------------
             (Exact name of registrant as specified in its charter)



      PENNSYLVANIA                   1-977                     25-0877540
      ------------                   -----                     ----------
(State or other jurisdiction      (Commission              (I.R.S. Employer
     of incorporation)            File Number)          Identification Number)


 Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222-1384
 -----------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (412) 244-2000
                                 --------------
               (Registrant's Telephone No., including area code)


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Item 5. Other Events

1. On September 19, 1997, American Radio Systems Corporation ("ARS"), CBS Corporation (formerly Westinghouse Electric Corporation ("CBS")) and R Acquisition Corp. ("CBS Sub") entered into an Agreement and Plan of Merger (the "Original Merger Agreement") pursuant to which CBS Sub would be merged with and into ARS and ARS would become a subsidiary of CBS (the "CBS Merger"). As a condition of the Original Merger Agreement, prior to the effective time of the CBS Merger (the "Effective Time"), American Tower Corporation ("ATS"), a wholly-owned subsidiary of ARS which owns and operates ARS's communications sites business, would be separated from ARS and distributed (the "Tower Separation") to the holders of Class A Common Stock, $.01 par value per share, Class B Common Stock, $.01 par value per share, and Class C Common Stock, $.01 par value per share, of ARS (collectively, the "ARS Common Stock").

     On December 18, 1997, ARS, CBS and CBS Sub entered into an Amended and Restated Agreement and Plan of Merger (the "Amended Agreement") to provide that the Tower Separation may be effectuated (i) through the CBS Merger or (ii) at ARS' election, if the CBS Merger has not been consummated by May 31, 1998, through the merger (the "Tower Merger") of ATS Merger Corporation, a newly formed wholly-owned subsidiary of ARS ("ATS Merger"), with and into ARS, pursuant to the Agreement and Plan of Merger by and between ARS and ATS Merger, dated as of December 18, 1997.

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     On December 19, 1997, ARS, CBS and CBS Sub executed an amendment (the
"First Amendment") to the Amended Agreement reflecting approval and adoption by the holders of ARS Common Stock of the Amended Agreement and approval of the CBS Merger.

Item 7. Financial Statements and Exhibits

        (c).  Exhibits


        Exhibit 2.1 - Amended and Restated Agreement and Plan of Merger, dated as of December 18, 1997 by and among American Radio Systems Corporation, a Delaware Corporation, CBS Corporation (formerly, Westinghouse Electric Corporation), a Pennsylvania corporation, and R Acquisition Corp., a Delaware corporation.

        Exhibit 2.2 - First Amendment, dated December 19, 1997 to Amended and
                      Restated Agreement, dated December 18, 1997 by and among American Radio Systems Corporation, a Delaware Corporation, CBS Corporation (formerly, Westinghouse Electric Corporation), a Pennsylvania corporation, and R Acquisition Corp., a Delaware corporation.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CBS CORPORATION
                                                    (Registrant)


                                       By:      /s/ LOUIS J. BRISKMAN
                                                ------------------------
                                                Name:  Louis J. Briskman
                                                Title: Senior Vice President
                                                and General Counsel


Date: January 7, 1998